THE NORTHERN LIGHTS ETF TRUST

Supplement dated August 3, 2012

to the Statement of Additional Information dated April 3, 2012

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The following table will replace in its entirety the table on page 29 of the Statement of Additional Information under “Purchase and Redemption of Creation Units”.

	Fixed Fee	Variable Charge
Fund	$3,170	2.00%*

* The maximum Transaction Fee may be up to 2.0% of the amount invested.

*    *    *    *    *    *

You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information each dated April 3, 2012, which provide information that you should know about the Fund before investing.  These documents are available upon request and without charge by calling the Fund toll-free at 1-877-277-6933.  The Prospectus may be obtained by visiting the Fund’s website at www.ArrowShares.com.  You should retain this Supplement for future reference.